Exhibit 4.1
3278 INCORPORATED UNDER THE LAWS OF THE STATE DELAWARE iGambit Inc. See Reverse for Certain Definition Common Stock this is to certify that is the owner of non-assessable shares of the above corporation transferable only on the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. Witness, the seal of the corporation and the signatures of its duly authorized officers Dated secretary chairman © 1999 corpex banknote co., bay shore n.y.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM — as tenants in common UNIT TRANSFERS MIN ACT- Custodian (Cust) (Minor) TEN ENT — as tenants by the entireties under Uniform Transfers to Minors Act JT TEN — as joint tenants with right of (State) survivorship and not as tenants in common Additional abbreviations may also be used though not in the above list For value received ___hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) ___Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ___Attorney to transfer the said Shares on he books of the within named Corporation with full power of substitution in the premises. Dated ___ In presence of NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
The shares represented by this certificate have not been registered under the securities act of 1933, as amended (the “Act’) and may not be sold transferred, pledged or hypothecated without an effective registration statement under the act being then in effect as to such shares or an opinion of counsel satisfactory to the company that such registration statement is not required in order to comply with the act.